Exhibit 99.1

HOUSTON, Sept. 5, 2012 /PRNewswire/ -- Rock Energy Resources, Inc. (RCKE) announced today that it has executed a definitive agreement with its lender, Maximilian Investors, that extends the current $25 million credit facility through September 01, 2014. The Amended Agreement absolves Rock Energy of its put obligation of $3.6 million of which, $1.8 million reported in our last Form 10Q current liabilities, will no longer be present.

As consideration for the extinguishment of this put liability, the obligation has been merged into the Master Credit Agreement. The original 18.8 million shares issued last December will be cancelled along with the put obligations. The Fund will be issued new restricted shares totaling 18.8 million.

Commenting on the Agreement, Rocky Emery, Chairman and CEO stated, "Our relationship with our lender, Maximilian, and the confidence they continue to show in our mining project is very encouraging. I believe their willingness to extend our relationship almost a year, and to hold shares without any put obligations exhibits confidence not only in the project and our ability to hit our near term revenue targets, but also underscores the tremendous upside potential that is offered with our discovery that was just announced as part of our core drilling results. Our Lender is now positioned along side the rest of our shareholders. Our goal is to prudently work with our Lenders to maximize our revenue and shareholder values as quickly as possible."

Cautionary Statements

CAUTIONARY STATEMENT REGARDING FUTURE RESULTS AND FORWARD-LOOKING STATEMENTS: This Web site and press release contains information, including statements as to the Company's future financial or operating performance, that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are intended to be covered by the safe harbor created by such sections and other applicable laws. All statements, other than statements of historical fact, are forward-looking statements. The words "believe", "expect", "anticipate", "contemplate", "target", "plan", "intends", "continue", "budget", "estimate", "may", "will", "schedule" and similar expressions identify forward-looking statements. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Known and unknown factors could cause actual results to differ materially from those projected in the forward-looking statements. Such forward-looking statements include, without limitation: (i) estimates of future mineral production, results and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes, for specific operations and on a consolidated basis; (iii) estimates of future capital expenditures, construction, production or closure activities; (iv) statements regarding future exploration potential, asset potential, potential resource expansion and targeted production; (v) estimates and expectations regarding reserves, nonreserve mineralization and potential ounces; (vi) statements regarding fluctuations in capital and currency markets; (vii) statements regarding potential cost savings, productivity, operating performance, and cost structure; (viii) expectations regarding the development, growth, mine life, production and costs applicable to sales and exploration potential of the Company's projects; and (ix) expectations regarding the impacts of operating technical or geotechnical issues in connection with the Company's projects or operations. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) certain price assumptions for gold, copper and oil; (iv) certain effective tax rate assumptions (v) prices for key supplies being approximately consistent with current levels; and (vi) the accuracy of our current mineral reserve and mineral resource estimates. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the jurisdiction in which we operate, changes in governmental regulation, including taxation, environmental, permitting and other regulations, and judicial outcomes The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of publication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Contact:

Rocky V Emery Chairman & CEO
Rock Energy Resources, Inc.
Managing Member American Patriot Gold
10350 Richmond Avenue
Suite 800
Houston, Texas 77042
www.americanpatriotgold.com
Remery@americanpatriotgold.com
O: 713-400-3013
C: 832-691-7991